CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accounts receivable, allowance	$ 712	$ 943
Ordinary shares, par value	$ 0.02	$ 0.02
Ordinary shares, shares authorized	5,002,500,000	5,002,500,000
Ordinary shares, issued	561,121,002	570,489,352
Ordinary shares, outstanding	561,121,002	570,489,352